497(d)

                                FT 250
                  Communications Growth Trust, Series 2
                      Fundamental Value Trust Series
                      Insurance Growth Trust Series
                      Internet Growth Trust, Series 4
               Media & Entertainment Growth Trust, Series 2
                        Medical Growth Trust Series

           Supplement to the Prospectus dated April 15, 1998

Notwithstanding anything to the contrary in the Prospectus, broker/dealers or other selling agents will receive an additional volume concession or agency commission of .30% of the Public Offering Price on all primary market purchases of Units of the Trusts contained in FT 250 subsequent to October 29, 1998 if such broker/dealers or other selling agents have aggregate purchases of Trust Units from the Sponsor on the Initial Date of Deposit of at least $100,000 of the Trusts or $250,000 of any one of such Trusts on any day thereafter, or if such broker/dealers or other selling agents were entitled to receive such additional volume concession or agency commission based on their sales of units of the trust or trusts contained in FT 233, FT 253, FT 259, FT 273, FT 274, FT 275, FT 276, FT 284 or FT 291.

October 30, 1998